SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 1997
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                                ZYGO CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                        0-12944             06-0864500
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State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)


LAUREL BROOK ROAD, MIDDLEFIELD, CONNECTICUT                   06455
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 (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (860) 347-8506
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                                 Not Applicable
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events
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Reference is made to exhibit 99, press release issued by the Company, announcing that they have signed a letter of intent providing for Zygo's acquisition of Digital Instruments, Inc.


Item 7.  Exhibits.
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     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                                 Description
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    99                           Press Release dated July 28, 1997




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Zygo Corporation
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                                       Registrant



                                   By: /s/ MARK J. BONNEY
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                                       Mark J. Bonney
                                       Vice President, Finance & Administration,
                                       Treasurer, and Chief Financial Officer

Date:    July 28, 1997


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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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                                                                   Sequential
Exhibit No.                  Description                          Page Number
-----------                  -----------                          -----------
   99                        Press Release dated
                             July 28, 1997